UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2026

LITTELFUSE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20388	36-3795742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6133 N. River Rd.
Suite 500
Rosemont, IL 60018
(Address of Principal Executive Offices, and Zip Code)

(773) 628-1000
Registrant’s Telephone Number, Including Area Code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2026, Littelfuse, Inc. (the “Company”) and Ryan K. Stafford, Executive Vice President, Mergers & Acquisitions, Chief Legal Officer and Corporate Secretary of the Company, agreed to Mr. Stafford’s separation from employment with the Company, effective April 30, 2026 (the “Separation Date”).

The terms of Mr. Stafford’s separation from the Company have been memorialized in a Letter Agreement, dated January 7, 2026 (the “Letter Agreement”). Pursuant to the Letter Agreement, the Company has agreed, subject to Mr. Stafford’s execution and non-revocation of a Separation and Release Agreement (as described below), to provide Mr. Stafford with certain severance benefits including: (1) a lump sum cash payment pursuant to the Company’s Executive Severance Policy payable on or before the 60th day following the Separation Date; (2) accelerated vesting of 50% of the restricted stock units granted to Mr. Stafford on January 23, 2025; (3) a prorated cash bonus under the Company’s Annual Incentive Plan for 2026 to be determined in accordance with the Letter Agreement and the Company’s Executive Severance Policy; and (4) continuation or reimbursement of certain welfare benefits and fringe benefits for limited transitional periods following termination.

The foregoing is only a summary of the Letter Agreement and is qualified in its entirety by the full text of the Letter Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with the Letter Agreement, the Company and Mr. Stafford will enter into a Separation and Release Agreement at the time of his termination of employment, containing customary terms including confidentiality, release of claims, and non-disparagement provisions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Letter Agreement between Littelfuse, Inc. and Ryan K. Stafford, dated January 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2026	LITTELFUSE, INC.

	By:	/s/ Abhishek Khandelwal
	Name:	Abhishek Khandelwal
	Title:	Executive Vice President, Chief Financial Officer